Exhibit 13.2

Certification Required by Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act
                           and 18 U.S.C. Section 1350

     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
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I, Nestor Szwarcberg, Chief Financial Officer of Carmel Container Systems, Ltd. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 27, 2004

                                               /s/ Nestor Swarcberg
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                                              Nestor Szwarcberg
                                              Chief Financial Officer